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                                                                    Exhibit 23.2

                     CONSENT OF THE INDEPENDENT ACCOUNTANTS

   We consent to the inclusion in and the incorporation by reference in this registration statement on Form S-3 (Registration No. 333-75963) of our report dated February 9, 1999, on our audits of the financial statements of Playboy Enterprises, Inc. We also consent to the reference to our firm under the caption "Experts."

PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 1999